As filed with the Securities and Exchange Commission on March 21, 2013

Registration No. 333-186800

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	2780	41-0216800
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

3680 Victoria Street North

Shoreview, Minnesota 55126-2966

(651) 483-7111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Anthony C. Scarfone

Senior Vice President, General Counsel and Secretary

3680 Victoria Street North

Shoreview, Minnesota 55126-2966

(651) 483-7111

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Steven Khadavi, Esq.

Dorsey & Whitney LLP

51 West 52nd Street

New York, New York 10019

(212) 415-9200

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrants

Exact Name of Registrant Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Custom Direct, Inc. (1)	Delaware	16-1582962
Custom Direct LLC (1)	Delaware	02-0691866
Deluxe Business Operations, Inc. (1)	Delaware	04-2942374
Deluxe Enterprise Operations, Inc. (1)	Minnesota	20-2945936
Deluxe Financial Services, Inc. (1)	Minnesota	41-1877307
Deluxe Manufacturing Operations, Inc. (1)	Minnesota	04-3816582
Deluxe Small Business Sales, Inc. (1)	Minnesota	20-2945889
Hostopia.com Inc. (1)	Delaware	65-1036866
OrangeSoda, Inc. (1)	Nevada	26-1655434
Safeguard Business Systems, Inc. (2)	Delaware	23-1689322
Safeguard Holdings, Inc. (2)	Texas	26-2382015

The principal executive offices of each additional registrant listed above is set forth below:

(1)           3680 Victoria Street North, Shoreview, Minnesota 55126. The telephone number of each additional registrant at that address is (651) 483-7111.

(2)           8585 Stemmons Freeway, Suite 600N, Dallas, Texas 75247. The telephone number of each additional registrant at that address is (800) 523-2422.

Explanatory Note

This Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-186800) is being filed solely for the purpose of filing a revised legal opinion as Exhibit 5.1 hereto in response to comments received from the staff of the Securities and Exchange Commission. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

Deluxe Corporation, Deluxe Enterprise Operations, Inc., Deluxe Financial Services, Inc., Deluxe Manufacturing Operations, Inc. and Deluxe Small Business Sales, Inc. Each of Deluxe Corporation, Deluxe Enterprise Operations, Inc., Deluxe Financial Services, Inc., Deluxe Manufacturing Operations, Inc. and Deluxe Small Business Sales, Inc. is a corporation incorporated under the laws of the State of Minnesota. Section 302A.521 of the Minnesota Business Corporation Act, or the MBCA, requires a Minnesota corporation to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with respect to such Minnesota corporation against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, which we collectively refer to as Losses, if, with respect to the same acts or omissions, such person: (1) has not been indemnified by another organization or employee benefit plan for the same Losses; (2) acted in good faith; (3) received no improper personal benefit, and statutory procedures have been followed in the case of any conflict of interest by a director; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the person’s official capacity as director, officer, member of a committee of the board of directors or employee, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions occurring in a director’s, officer’s or employee’s capacity as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Article XII of Deluxe Corporation’s Amended and Restated Articles of Incorporation provides that no director of Deluxe Corporation shall be personally liable to Deluxe Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director. Article XII does not, however, limit or eliminate the liability of a director to the extent provided by applicable law for (1) any breach of the director’s duty of loyalty to Deluxe Corporation or its shareholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (4) any transaction from which the director derived an improper personal benefit.

Deluxe Corporation maintains an insurance policy or policies to assist in funding the indemnification of directors and officers for certain liabilities.

The Bylaws of each of Deluxe Enterprise Operations, Inc., Deluxe Manufacturing Operations, Inc. and Deluxe Small Business Sales, Inc. generally provide for the indemnification of the applicable corporation’s directors and officers in accordance with and under the circumstances permitted by Section 302A.521 of the MBCA. The Articles of Incorporation and Bylaws of Deluxe Financial Services, Inc. are silent as to indemnification.

Custom Direct, Inc., Deluxe Business Operations, Inc., Hostopia.com Inc. and Safeguard Business Systems, Inc. Each of Custom Direct, Inc., Deluxe Business Operations, Inc., Hostopia.com Inc. and Safeguard Business Systems, Inc. is a corporation incorporated under the laws of the State of Delaware. Section 145(a) of the Delaware General Corporation Law, or the DGCL, provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Further subsections of Section 145 of the DGCL provide that:

1.          to the extent a present or former director or officer of a Delaware corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsection (a) or (b) of Section 145 of the DGCL or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith;

2.          the indemnification and advancement of expenses provided for pursuant to Section 145 of the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

3.          the Delaware corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145 of the DGCL.

The Second Amended and Restated Certificate of Incorporation of Custom Direct, Inc., the Amended and Restated Certificate of Incorporation of Hostopia.com Inc. and the Bylaws of each of Deluxe Business Operations, Inc., Hostopia.com Inc. and Safeguard Business Systems, Inc. generally provide for the indemnification of the applicable corporation’s directors and officers in accordance with and under the circumstances permitted by Section 145 of the DGCL.

Custom Direct LLC. Custom Direct LLC is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement. The Limited Liability Company Agreement of Custom Direct LLC generally provides for the indemnification of its managers and officers in accordance with, and under the circumstances permitted by, Section 18-108 of the Delaware Limited Liability Company Act.

OrangeSoda, Inc. OrangeSoda, Inc. is a corporation incorporated under the laws of the State of Nevada. Under Section 78.7502(1) of the Nevada Revised Statutes, a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person: (i) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud or a knowing violation of law; or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 78.7502(2) of the Nevada Revised Statutes further provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including amounts paid in settlement and attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of the action or suit if such person: (i) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud or a knowing violation of law; or (ii) acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a director, officer, employee or agent of a Nevada corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (1) and (2) of Section 78.7502, as described above, or in defense of any claim, issue or matter therein, the corporation shall indemnify him or her against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense.

The Bylaws of OrangeSoda, Inc. generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by the Nevada Revised Statutes.

Safeguard Holdings, Inc. Safeguard Holdings, Inc. is a corporation incorporated under the laws of the State of Texas. Chapter 8 of the Texas Business Organizations Code, or the TBOC, provides that a Texas corporation may indemnify a person who was, is or is threatened to be named in a proceeding if it is determined that such person has conducted himself or herself in good faith and he or she reasonably believed (1) in the case of conduct in his or her official capacity with the corporation, that his conduct was in the corporation’s best interests, (2) in all other cases, that his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Indemnification of a person found liable to the corporation or found liable on the basis that a personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person’s official capacity, is limited to reasonable expenses actually incurred by the person in connection with the proceeding, and may not be made if the person is found liable for willful or intentional misconduct in the performance of his or her duty to the corporation. Additionally, a corporation must provide indemnification of the reasonable expenses incurred by a director in connection with a proceeding in which such director was successful, on the merits or otherwise, in the defense of a proceeding in which he or she was a defendant.

The Bylaws of Safeguard Holdings, Inc. generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Chapter 8 of the TBOC.

Item 21. Exhibits and Financial Statement Schedules

(a) List of Exhibits.

Exhibit Number	Description	Method of Filing
3.1

Amended and Restated Articles of Incorporation of Deluxe Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010)

*

Exhibit Number	Description	Method of Filing
3.2	Bylaws of Deluxe Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2008)	*
3.3

Second Amended and Restated Certificate of Incorporation of Custom Direct, Inc. (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.4	By-laws of Custom Direct, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
3.5

Certificate of Formation of Custom Direct LLC (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.6

Limited Liability Company Agreement of Custom Direct LLC (incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.7

Restated Certificate of Incorporation of Deluxe Business Operations, Inc., as amended (incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.8

Amended and Restated By-laws of Deluxe Business Operations, Inc. (incorporated by reference to Exhibit 3.8 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.9

Articles of Incorporation of Deluxe Enterprise Operations, Inc. (incorporated by reference to Exhibit 3.9 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.10

Bylaws of Deluxe Enterprise Operations, Inc. (incorporated by reference to Exhibit 3.10 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.11

Articles of Incorporation of Deluxe Financial Services, Inc., as amended (incorporated by reference to Exhibit 3.11 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.12

Bylaws of Deluxe Financial Services, Inc. (incorporated by reference to Exhibit 3.12 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.13

Articles of Incorporation of Deluxe Manufacturing Operations, Inc. (incorporated by reference to Exhibit 3.13 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.14

Bylaws of Deluxe Manufacturing Operations, Inc. (incorporated by reference to Exhibit 3.14 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.15

Articles of Incorporation of Deluxe Small Business Sales, Inc. (incorporated by reference to Exhibit 3.15 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.16

Bylaws of Deluxe Small Business Sales, Inc. (incorporated by reference to Exhibit 3.16 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.17	Amended and Restated Certificate of Incorporation of Hostopia.com Inc.	†
3.18	Bylaws of Hostopia.com Inc. (incorporated by reference to Exhibit 3.18 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
3.19	Amended and Restated Articles of Incorporation of OrangeSoda, Inc.	†
3.20	Amended and Restated Bylaws of OrangeSoda, Inc.	†

Exhibit Number	Description	Method of Filing
3.21

Restated Certificate of Incorporation of Safeguard Business Systems, Inc. (incorporated by reference to Exhibit 3.19 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.22

Amended and Restated By-laws of Safeguard Business Systems, Inc. (incorporated by reference to Exhibit 3.20 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.23

Certificate of Formation of Safeguard Holdings, Inc. (incorporated by reference to Exhibit 3.21 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.24	Bylaws of Safeguard Holdings, Inc. (incorporated by reference to Exhibit 3.22 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
4.1

Indenture, dated as of November 27, 2012, by and among Deluxe Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 27, 2012)

*
4.2

Registration Rights Agreement, dated as of November 27, 2012, by and among Deluxe Corporation, the guarantors party thereto and J.P. Morgan Securities LLC, on behalf of itself and the other initial purchasers (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 27, 2012)

*
4.3	Form of 6.000% Senior Notes due 2020 (included in Exhibit 4.1)	*
5.1	Opinion of Dorsey & Whitney LLP	Filed herewith
5.2	Opinion of Kevin Skipper, Staff Attorney at Safeguard Business Systems, Inc.	†
10.1	Deluxe Corporation 2012 Annual Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the SEC on March 12, 2012)	*
10.2	Deluxe Corporation 2012 Long-Term Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the SEC on March 12, 2012)	*
10.3

First Amendment to Deluxe Corporation Non-employee Director Stock and Deferral Plan (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.4	Amended and Restated 2000 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001)	*
10.5	Deluxe Corporation Deferred Compensation Plan (2011 Restatement) (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010)	*
10.6

Deluxe Corporation Deferred Compensation Plan Trust (incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-52452) filed with the SEC on January 7, 2002)

*
10.7

Deluxe Corporation Executive Deferred Compensation Plan for Employee Retention and Other Eligible Arrangements (incorporated by reference to Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000)

*
10.8

Description of modification to the Deluxe Corporation Non-Employee Director Retirement and Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1997)

*

Exhibit Number	Description	Method of Filing
10.9

Form of Severance Agreement entered into between Deluxe Corporation and the following executive officers: Anthony Scarfone, Terry Peterson, Pete Godich, Julie Loosbrock, Malcolm McRoberts, Laura Radewald, John Filby and Tracey Engelhardt (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000)

*
10.10

Employment Agreement, dated as of April 10, 2006, between Deluxe Corporation and Lee Schram (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2006)

*
10.11

Form of Executive Retention Agreement entered into between Deluxe Corporation and Lee Schram (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.12

Form of Executive Retention Agreement entered into between Deluxe Corporation and Senior Vice Presidents appointed prior to 2010 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.13

Form of Executive Retention Agreement entered into between Deluxe Corporation and each Vice President designated as an executive officer prior to 2010 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.14

Form of Addendum to Executive Retention and Severance Agreements Relating to Section 409A of the Internal Revenue Code (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.15

Form of Agreement for Awards Payable in Restricted Stock Units (revised 12/08) (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.16

Form of Agreement for Awards Payable in Restricted Stock Units (revised 10/12) (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)

*
10.17

Form of Non-Employee Director Restricted Stock Award Agreement (version 4/07) (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007)

*
10.18	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004)	*
10.19	Form of Non-Qualified Stock Option Agreement (as amended February 2006) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 21, 2006)	*
10.20	Form of Non-Qualified Stock Option Agreement (version 2/07) (incorporated by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006)	*
10.21	Form of Non-Qualified Stock Option Agreement (version 2/09) (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009)	*
10.22	Form of Cash Performance Award Agreement (version 2/10) (incorporated by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009)	*

Exhibit Number	Description	Method of Filing
10.23

Amendment No. 1, dated as of February 8, 2012, to revolving credit agreement dated as of March 12, 2010, among Deluxe Corporation, JPMorgan Chase Bank, N.A., as administrative agent, Fifth Third Bank, as syndication agent, U.S. Bank National Association and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, and the other financial institutions party thereto, related to a $200,000,000 revolving credit agreement (incorporated by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011)

*
12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)	*
21.1	Subsidiaries of Deluxe Corporation (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)	*
23.1	Consent of PricewaterhouseCoopers LLP	Filed herewith
23.2	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)	Filed herewith
23.3	Consent of Kevin Skipper (included in Exhibit 5.2)	†
24.1	Powers of Attorney	†
25.1

Statement of Eligibility Under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, as trustee under the indenture that governs Deluxe Corporation’s 6.000% Senior Notes due 2020

†
99.1	Form of Letter of Transmittal	†
99.2	Form of Notice of Guaranteed Delivery	†
99.3	Form of Letter to Clients	†
99.4	Form of Letter to Depository Trust Company Participants	†

*Incorporated by reference

†Previously filed

Item 22. Undertakings

(a)    Each undersigned registrant hereby undertakes:

(1)    To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)     To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)    To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)    That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)     Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)    That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

Each undersigned registrant undertakes that in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)     Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)    Any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

(iii)   The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv)   Any other communication that is an offer in the offering made by such registrant to the purchaser.

(b)    Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)    Each undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e)    Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE CORPORATION

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Senior Vice President, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer and Director (principal executive officer)	March 21, 2013
Lee Schram

/s/ Terry D. Peterson	Senior Vice President, Chief Financial Officer (principal financial officer)	March 21, 2013
Terry D. Peterson

*	Vice President, Controller and Chief Accounting Officer (principal accounting officer)	March 21, 2013
Jeffrey J. Bata

*	Director	March 21, 2013
Ronald C. Baldwin

*	Director	March 21, 2013
Charles A. Haggerty

*	Director	March 21, 2013
Don J. McGrath

*	Director	March 21, 2013
Cheryl E. Mayberry McKissack

	Signature	Title	Date

	*	Director	March 21, 2013
Neil J. Metviner

	*	Director	March 21, 2013
Stephen P. Nachtsheim

	*	Director	March 21, 2013
Mary Ann O’Dwyer

	*	Director	March 21, 2013
Martyn R. Redgrave

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

CUSTOM DIRECT, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Tracey Engelhardt

	/s/ Terry D. Peterson	Vice President and Treasurer (principal financial and accounting officer)	March 21, 2013
Terry D. Peterson

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

CUSTOM DIRECT LLC

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Tracey Engelhardt

	/s/ Terry D. Peterson	Vice President and Treasurer (principal financial and accounting officer)	March 21, 2013
Terry D. Peterson

	*	Manager	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE BUSINESS OPERATIONS, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Malcolm J. McRoberts

	/s/ Terry D. Peterson	Vice President and Treasurer (principal financial and accounting officer)	March 21, 2013
Terry D. Peterson

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE ENTERPRISE OPERATIONS, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Lee Schram

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE FINANCIAL SERVICES, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
John D. Filby

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE MANUFACTURING OPERATIONS, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Peter J. Godich

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

DELUXE SMALL BUSINESS SALES, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Malcolm J. McRoberts

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

HOSTOPIA.COM INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Peter Kostandenou

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

ORANGESODA, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	President (principal executive officer)	March 21, 2013
Malcolm J. McRoberts

	/s/ Terry D. Peterson	Vice President and Treasurer	March 21, 2013
	Terry D. Peterson	(principal financial and accounting officer)

	*	Director	March 21, 2013
Anthony C. Scarfone

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

SAFEGUARD BUSINESS SYSTEMS, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

*		President and Director (principal executive officer)	March 21, 2013
John J. Sorrenti, II

/s/ Terry D. Peterson		Vice President and Treasurer	March 21, 2013
Terry D. Peterson		(principal financial and accounting officer)

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shoreview, State of Minnesota, on March 21, 2013.

SAFEGUARD HOLDINGS, INC.

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

*		President and Director (principal executive officer)	March 21, 2013
John J. Sorrenti, II

/s/ Terry D. Peterson		Vice President and Treasurer	March 21, 2013
Terry D. Peterson		(principal financial and accounting officer)

* By:	/s/ Terry D. Peterson
Terry D. Peterson
Attorney-in-Fact

Exhibit Index

Exhibit Number	Description	Method of Filing

3.1

Amended and Restated Articles of Incorporation of Deluxe Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010)

*
3.2	Bylaws of Deluxe Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2008)	*
3.3

Second Amended and Restated Certificate of Incorporation of Custom Direct, Inc. (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.4	By-laws of Custom Direct, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
3.5

Certificate of Formation of Custom Direct LLC (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.6

Limited Liability Company Agreement of Custom Direct LLC (incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.7

Restated Certificate of Incorporation of Deluxe Business Operations, Inc., as amended (incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.8

Amended and Restated By-laws of Deluxe Business Operations, Inc. (incorporated by reference to Exhibit 3.8 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.9

Articles of Incorporation of Deluxe Enterprise Operations, Inc. (incorporated by reference to Exhibit 3.9 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.10

Bylaws of Deluxe Enterprise Operations, Inc. (incorporated by reference to Exhibit 3.10 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.11

Articles of Incorporation of Deluxe Financial Services, Inc., as amended (incorporated by reference to Exhibit 3.11 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.12

Bylaws of Deluxe Financial Services, Inc. (incorporated by reference to Exhibit 3.12 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.13

Articles of Incorporation of Deluxe Manufacturing Operations, Inc. (incorporated by reference to Exhibit 3.13 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.14

Bylaws of Deluxe Manufacturing Operations, Inc. (incorporated by reference to Exhibit 3.14 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.15

Articles of Incorporation of Deluxe Small Business Sales, Inc. (incorporated by reference to Exhibit 3.15 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.16

Bylaws of Deluxe Small Business Sales, Inc. (incorporated by reference to Exhibit 3.16 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.17	Amended and Restated Certificate of Incorporation of Hostopia.com Inc.	†

Exhibit Number	Description	Method of Filing

3.18	Bylaws of Hostopia.com Inc. (incorporated by reference to Exhibit 3.18 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
3.19	Amended and Restated Articles of Incorporation of OrangeSoda, Inc.	†
3.20	Amended and Restated Bylaws of OrangeSoda, Inc.	†
3.21

Restated Certificate of Incorporation of Safeguard Business Systems, Inc. (incorporated by reference to Exhibit 3.19 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.22

Amended and Restated By-laws of Safeguard Business Systems, Inc. (incorporated by reference to Exhibit 3.20 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.23

Certificate of Formation of Safeguard Holdings, Inc. (incorporated by reference to Exhibit 3.21 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)

*
3.24	Bylaws of Safeguard Holdings, Inc. (incorporated by reference to Exhibit 3.22 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178125) filed with the SEC on November 22, 2011)	*
4.1

Indenture, dated as of November 27, 2012, by and among Deluxe Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 27, 2012)

*
4.2

Registration Rights Agreement, dated as of November 27, 2012, by and among Deluxe Corporation, the guarantors party thereto and J.P. Morgan Securities LLC, on behalf of itself and the other initial purchasers (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 27, 2012)

*
4.3	Form of 6.000% Senior Notes due 2020 (included in Exhibit 4.1)	*
5.1	Opinion of Dorsey & Whitney LLP	Filed herewith
5.2	Opinion of Kevin Skipper, Staff Attorney at Safeguard Business Systems, Inc.	†
10.1	Deluxe Corporation 2012 Annual Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the SEC on March 12, 2012)	*
10.2	Deluxe Corporation 2012 Long-Term Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the SEC on March 12, 2012)	*
10.3

First Amendment to Deluxe Corporation Non-employee Director Stock and Deferral Plan (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.4	Amended and Restated 2000 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001)	*
10.5	Deluxe Corporation Deferred Compensation Plan (2011 Restatement) (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010)	*
10.6

Deluxe Corporation Deferred Compensation Plan Trust (incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-52452) filed with the SEC on January 7, 2002)

*

Exhibit Number	Description	Method of Filing

10.7

Deluxe Corporation Executive Deferred Compensation Plan for Employee Retention and Other Eligible Arrangements (incorporated by reference to Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000)

*
10.8

Description of modification to the Deluxe Corporation Non-Employee Director Retirement and Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1997)

*
10.9

Form of Severance Agreement entered into between Deluxe Corporation and the following executive officers: Anthony Scarfone, Terry Peterson, Pete Godich, Julie Loosbrock, Malcolm McRoberts, Laura Radewald, John Filby and Tracey Engelhardt (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000)

*
10.10

Employment Agreement, dated as of April 10, 2006, between Deluxe Corporation and Lee Schram (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2006)

*
10.11

Form of Executive Retention Agreement entered into between Deluxe Corporation and Lee Schram (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.12

Form of Executive Retention Agreement entered into between Deluxe Corporation and Senior Vice Presidents appointed prior to 2010 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.13

Form of Executive Retention Agreement entered into between Deluxe Corporation and each Vice President designated as an executive officer prior to 2010 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2007)

*
10.14

Form of Addendum to Executive Retention and Severance Agreements Relating to Section 409A of the Internal Revenue Code (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.15

Form of Agreement for Awards Payable in Restricted Stock Units (revised 12/08) (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

*
10.16

Form of Agreement for Awards Payable in Restricted Stock Units (revised 10/12) (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)

*
10.17

Form of Non-Employee Director Restricted Stock Award Agreement (version 4/07) (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007)

*
10.18	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004)	*
10.19	Form of Non-Qualified Stock Option Agreement (as amended February 2006) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 21, 2006)	*
10.20	Form of Non-Qualified Stock Option Agreement (version 2/07) (incorporated by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006)	*
10.21	Form of Non-Qualified Stock Option Agreement (version 2/09) (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009)	*

Exhibit Number	Description	Method of Filing

10.22	Form of Cash Performance Award Agreement (version 2/10) (incorporated by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009)	*
10.23

Amendment No. 1, dated as of February 8, 2012, to revolving credit agreement dated as of March 12, 2010, among Deluxe Corporation, JPMorgan Chase Bank, N.A., as administrative agent, Fifth Third Bank, as syndication agent, U.S. Bank National Association and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, and the other financial institutions party thereto, related to a $200,000,000 revolving credit agreement (incorporated by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011)

*
12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)	*
21.1	Subsidiaries of Deluxe Corporation (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012)	*
23.1	Consent of PricewaterhouseCoopers LLP	Filed herewith
23.2	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)	Filed herewith
23.3	Consent of Kevin Skipper (included in Exhibit 5.2)	†
24.1	Powers of Attorney	†
25.1

Statement of Eligibility Under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, as trustee under the indenture that governs Deluxe Corporation’s 6.000% Senior Notes due 2020

†
99.1	Form of Letter of Transmittal	†
99.2	Form of Notice of Guaranteed Delivery	†
99.3	Form of Letter to Clients	†
99.4	Form of Letter to Depository Trust Company Participants	†

*Incorporated by reference

†Previously filed